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                                                                    EXHIBIT 23.2

                          INDEPENDENT AUDITORS' CONSENT
                          -----------------------------

To the Board of Directors
Corvis Corporation:

We consent to the use of our reports relating to the consolidated financial statements and schedule of Corvis Corporation and subsidiaries as of December 30, 2000 and January 1, 2000, and for each of the years in the three-year period ended December 30, 2000, incorporated by reference herein and to the reference to our firm under the heading "Experts" in the prospectus.

                                              /s/ KPMG LLP
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February 12, 2002